Exhibit 99.1

NioCorp Announces Effective Date of Share Consolidation

CENTENNIAL, Colo – March 14, 2023 – NioCorp Developments Ltd. (“NioCorp” or the “Company”) (TSX: NB; OTCQX: NIOBF) today announced that its board of directors has resolved to effect a share consolidation (reverse stock split) (the “Consolidation”) of its issued and outstanding common shares (the “Common Shares”) on the basis of one (1) post-Consolidation Common Share for every ten (10) pre-Consolidation Common Shares, contingent on the completion of the relevant portions of the previously announced business combination between NioCorp and GX Acquisition Corp. II (“GXII”) pursuant to the Business Combination Agreement, dated September 25, 2022 (the “Business Combination Agreement”), among NioCorp, GXII and Big Red Merger Sub Ltd. (the transactions contemplated by the Business Combination Agreement, collectively, the “Transaction”), which is expected to occur on March 17, 2023, and subject to any applicable requirements of the Toronto Stock Exchange (the “TSX”) and the Nasdaq Stock Exchange LLC (the “Nasdaq”). Had the Consolidation occurred as of March 14, 2023, the Consolidation would have reduced the number of Common Shares issued and outstanding from approximately 282,466,201 Common Shares to approximately 28,246,620 Common Shares. The Common Shares are expected to commence trading on the TSX and on the Nasdaq on a post-Consolidation basis on or about the opening of trading on March 21, 2023.

The Company’s transfer agent, Computershare Investor Services Inc., is anticipated to send a letter of transmittal on March 17, 2023, to the registered holders of Common Shares. The letter of transmittal will contain instructions on how to surrender Common Share certificate(s) representing pre-Consolidation Common Shares to the transfer agent. Shareholders may also obtain a copy of the letter of transmittal by accessing the Company’s SEDAR profile at www.sedar.com or the Company’s EDGAR profile at www.sec.gov. Until surrendered, each certificate representing pre-Consolidation Common Shares will be deemed for all purposes to represent the number of Common Shares to which the holder thereof is entitled as a result of the Consolidation.

No fractional Common Shares will be issued pursuant to the Consolidation and any fractional shares that would otherwise be issued will be rounded down to the nearest whole number. Shareholders who hold their Common Shares through a securities broker or other intermediary and do not have common shares registered in their name will not be required to take any measures with respect to the Consolidation. Shareholders who hold their Common Shares through a securities broker or other intermediary should be aware that the securities broker or intermediary may have different procedures for processing the Consolidation than those that will be put in place by the Company for registered Shareholders and if they have questions in this regard, they are encouraged to contact their securities broker or intermediary.

The Company’s current CUSIP for the Common Shares is 654484104 and the new CUSIP number for the post-Consolidation Common Shares is 654484609, the current ISIN for the Common Shares is CA6544841043 and the new ISIN number for the post-Consolidation Common Shares is CA6544846091.

For additional information regarding the Consolidation, please refer to the Company’s and GXII’s joint proxy statement/prospectus dated February 6, 2023, which is available on SEDAR at www.sedar.com or EDGAR at www.sec.gov.

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For More Information:

Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., 720-639-4650, jim.sims@niocorp.com

About NioCorp

NioCorp is developing a critical minerals project in Southeast Nebraska that will produce niobium, scandium, and titanium. The Company also is evaluating the potential to produce several rare earths from the Project. Niobium is used to produce specialty alloys as well as High Strength, Low Alloy (“HSLA”) steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium are critical to the making of Neodymium-Iron-Boron (“NdFeB”) magnets, which are used across a wide variety of defense and civilian applications.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Transaction, NioCorp has filed a registration statement on Form S-4 (the “registration statement”) with the U.S. Securities and Exchange Commission (“SEC”), which includes a document that serves as a prospectus and proxy circular of NioCorp and a proxy statement of GXII, referred to as a “joint proxy statement/prospectus.” The definitive joint proxy statement/prospectus has been filed with the SEC as part of the registration statement and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities, and will be sent to all NioCorp shareholders and GXII stockholders as of the applicable record date. Each of NioCorp and GXII may also file other relevant documents regarding the proposed Transaction with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NIOCORP AND GXII ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC AND, IN THE CASE OF NIOCORP, WITH THE APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the SEC by NioCorp or GXII through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the definitive joint proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the applicable Canadian securities regulatory authorities by NioCorp through the website maintained by the Canadian Securities Administrators at www.sedar.com. The documents filed by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities also may be obtained by contacting NioCorp at 7000 South Yosemite, Suite 115, Centennial CO 80112, or by calling (720) 639-4650; or GXII at 1325 Avenue of the Americas, 28th Floor, New York, NY 10019, or by calling (212) 616-3700.

No Offer or Solicitation

This press release and the information contained herein do not constitute (i) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom. This press release is not, and under no circumstances is it to be construed as, a prospectus, offering memorandum, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities referred to herein.

Forward-Looking Statement Disclaimer

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements regarding the anticipated effectiveness of the Consolidation; NioCorp’s expectation that the Common Shares will be accepted for listing on the Nasdaq following the closing of the proposed Transaction; the expected timing of trading of Common Shares on a post-Consolidation basis on the TSX and the Nasdaq; the parties’ ability to close the proposed Transaction, including NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction;. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: the future price of metals; the stability of the financial and capital markets; NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by GXII public shareholders; the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP (together with YA II PN, Ltd., “Yorkville”); other current estimates and assumptions regarding the proposed Transaction and its benefits; and the timing of the completion of processes required to effect the trading of the Common Shares on a post-Consolidation basis on the TSX and the Nasdaq. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp with the SEC and with the applicable Canadian securities regulatory authorities and the following: the completion of processes required to effect the trading of the Common Shares on a post-Consolidation basis on the TSX and the Nasdaq being delayed; the amount of any redemptions by existing holders of GXII Class A Shares being greater than expected, which may reduce the cash in trust available to NioCorp upon the consummation of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against NioCorp or GXII following announcement of the Business Combination Agreement and the Transaction; the inability to complete the proposed Transaction due to, among other things, the failure to obtain NioCorp shareholder approval or GXII shareholder approval or the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville; the inability to complete the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville due to, among other things, the failure to obtain shareholder approval or regulatory approval; the risk that the announcement and consummation of the proposed Transaction disrupts NioCorp’s current plans; the ability to recognize the anticipated benefits of the proposed Transaction; unexpected costs related to the proposed Transaction; the risks that the consummation of the proposed Transaction is substantially delayed or does not occur, including prior to the date on which GXII is required to liquidate under the terms of its charter documents; NioCorp’s ability to operate as a going concern; NioCorp’s requirement of significant additional capital; NioCorp’s limited operating history; NioCorp’s history of losses; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future off take agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; changes in demand for and price of commodities (such as fuel and electricity) and currencies; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Transaction or other matters addressed herein and attributable to NioCorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.